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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    November 11, 1999
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                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-5742               23-1614034
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                                17011
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:     (717) 761-2633
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ITEM 7.  Financial Statements and Exhibits

         (c)  The following exhibits are filed with this report:



            Exhibit Number                         Description
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                 16.1               Letter of KPMG LLP dated December 2, 1999

                 99.1               Letter of KPMG LLP dated November 11, 1999*


      *  Previously filed.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RITE AID CORPORATION


Date: December 2, 1999                    By: /s/ Elliot T. Gerson
                                              ---------------------------
                                              Name:  Elliot T. Gerson
                                              Title: Senior Executive
                                                     Vice President,
                                                     Secretary and
                                                     General Counsel